SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 14, 2004


                              AMSCAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


           000-21827                                      13-3911462
      (Commission File No.)                    (IRS Employer Identification No.)

                               80 Grasslands Road
                            Elmsford, New York 10523
          (Address of principal executive offices, including ZIP code)



                                 (914) 345-2020
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

                  On April 14, 2004, Amscan Holdings, Inc. issued the press release attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

                  99.1 Press Release, dated as of April 14, 2004, issued by Amscan Holdings, Inc.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 14, 2004

                                     AMSCAN HOLDINGS, INC.



                                     By:     /s/ Michael A. Correale
                                             -----------------------------------
                                     Name:   Michael A. Correale
                                     Title:  Vice President, Chief Financial
                                             Officer

                                  EXHIBIT LIST


     Exhibit                      Description
       No.                        -----------
       ---

      99.1 Press Release, dated as of April 14, 2004, issued by Amscan Holdings, Inc.